UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
September 1, 2021
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition
On September 1, 2021, Campbell Soup Company (the "Company") issued a press release announcing financial results for the quarter ended August 1, 2021, a copy of which is attached as Exhibit 99.1.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01 – Regulation FD Disclosure
The following table provides supplemental financial information relating to the impact on earnings of unrealized gains and losses associated with mark-to-market adjustments on outstanding commodity hedges recognized by the Company in fiscal 2021, 2020 and 2019. The unrealized gains and losses associated with mark-to-market adjustments on outstanding commodity hedges are included in cost of products sold in each of fiscal 2021, 2020 and 2019 and are excluded from the Company’s Meals & Beverages and Snacks segment operating earnings and are recorded in Corporate as the open positions represent hedges of future purchases. Upon the closing of the hedging contracts, the realized gain or loss is transferred to the appropriate segment operating earnings, which allows the segments to reflect the economic effects of the hedge without exposure to quarterly volatility of unrealized gains and losses.

This supplemental financial information does not amend any disclosure contained in any of the Company's prior SEC filings.

(millions)	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2021	November 1, 2020	January 31, 2021	January 31, 2021	May 2, 2021	May 2, 2021	August 1, 2021	August 1, 2021
Pre-tax gain	$(6)	$(11)	$(17)	$(22)	$(39)	$(11)	$(50)
After-tax gain	$(5)	$(8)	$(13)	$(17)	$(30)	$(8)	$(38)

Fiscal 2020	October 27, 2019	January 26, 2020	January 26, 2020	April 26, 2020	April 26, 2020	August 2, 2020	August 2, 2020
Pre-tax loss (gain)	$(5)	$(1)	$(6)	$26	$20	$(22)	$(2)
After-tax loss (gain)	$(4)	$(1)	$(5)	$20	$15	$(17)	$(2)

Fiscal 2019							July 28, 2019
Pre-tax loss							$5
After-tax loss							$4

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 – Other Events

On September 1, 2021, the board of directors (the “Board”) of the Company approved a new strategic share repurchase program authorizing the repurchase of up to $500 million of the Company’s stock. This new strategic share repurchase program (the “September 2021 Program”) is effective as of September 1, 2021 and does not have an expiration date. Under the September 2021 Program, the Company may repurchase its stock from time to time, in amounts and at prices the Company deems appropriate, subject to market conditions and other considerations. The Company may execute the September 2021 Program using open market or privately negotiated purchases. The September 2021 Program may be suspended or discontinued at any time. The September 2021 Program replaces the Company’s suspended $1.5 billion share repurchase program authorized by the Board in March 2017, which was cancelled. The September 2021 Program is in addition to the $250 million anti-dilutive share repurchase program authorized by the Board in June 2021.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

99.1	Release dated September 1, 2021 announcing financial results for the quarter ended August 1, 2021.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

EXHIBIT INDEX

Exhibit No.

99.1	Release dated September 1, 2021 announcing financial results for the quarter ended August 1, 2021.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: September 1, 2021	By:	/s/ Mick Beekhuizen
Mick Beekhuizen
Executive Vice President and Chief Financial Officer